EXHIBIT 10.2

AMENDMENT NO. 1

to

EMPLOYMENT SERVICES AGREEMENT

AMENDMENT NO. 1 TO EMPLOYMENT SERVICES AGREEMENT dated as of March 10, 2014 (the “Amendment”) by and between Alan Johnson (the “Executive”) and Eventure Interactive, Inc. (the “Company”).

WHEREAS, the Company entered into an Employment Services Agreement with the Executive as of November 21, 2012 (the “Employment Services Agreement”) pursuant to which Executive serves as the Company’s President; and

WHEREAS, Executive and the Company wish to modify certain arrangements under the Employment Services Agreement in the manner set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive agree as follows:

1.              Section 1 of the Employment Services Agreement is amended to read as follows:

“1.          Employment Period. The term of the Executive’s employment by the Company pursuant to this Agreement (the “Employment Period”) shall commence upon the date hereof (the “Effective Date”) and shall continue for that period of calendar months from the Effective Date as set forth on Schedule A hereto. Thereafter, the Employment Period shall automatically renew for successive periods of three (3) years each, unless either party shall have given to the other at least thirty (30) days’ prior written notice of their intention not to renew the Executive’s employment prior to the end of the Employment Period or the then applicable renewal term, as the case may be. In any event, the Employment Period may be terminated as provided herein.”

2.              Section 4 of Schedule A of the Employment Services Agreement is amended to read as follows:

“4.          Annual Bonus (paid quarterly): 100% of Base Salary, paid quarterly upon achievement of Milestones set by the Board of Directors during each year of the Employment Period.”

3.          Executive shall be entitled to receive 1,000,000 shares of the Company’s restricted common stock upon execution of this Amendment.

4.              No Further Changes.  Until the resignation of Executive, all other terms of the Employment Services Agreement shall continue with full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

EXECUTIVE:	COMPANY:

/s/ Alan Johnson	By:	/s/ Gannon K. Giguiere
Alan Johnson	Name: Gannon K. Giguiere
Title: Chief Executive Officer